Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Arizona Municipal Bond Fund, JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Municipal Income Fund, JPMorgan Municipal Money Market Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund), JPMorgan Tax Free Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Ultra Short Duration Bond Fund and JPMorgan West Virginia Municipal Bond Fund (the “Funds”), each a series of JPMorgan Trust II (the “Registrant”);

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2009

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan Arizona Municipal Bond Fund, JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Municipal Income Fund, JPMorgan Municipal Money Market Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund (formerly JPMorgan Short Term Municipal Bond Fund), JPMorgan Tax Free Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Ultra Short Duration Bond Fund and JPMorgan West Virginia Municipal Bond Fund (the “Funds”), each a series of JPMorgan Trust II (the “Registrant”);

I, Patricia A. Maleski, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Funds.

/s/__________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

May 8, 2009

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.